 UNITED STATES
  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
 _____________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2018

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Oregon	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
150 Avery Street, Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)
(509) 529-2161
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry Into a Material Definitive Agreement.
Agreement and Plan of Merger
On January 25, 2018, Key Technology, Inc. ("Key Technology") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Duravant LLC, a Delaware limited liability company ("Duravant"), and Cascade Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Duravant ("Merger Sub"). Pursuant to the terms of the Merger Agreement, Merger Sub will commence a tender offer (the "Offer") to acquire all of the outstanding shares of common stock, no par value, of Key Technology (the "Key Common Stock"), at a price per share of $26.75, net to the seller in cash, without interest (the "Offer Price"), and subject to any withholding of taxes. Merger Sub is obligated to commence the Offer as promptly as practicable, and in any event within 10 business days after the date of the Merger Agreement, and the Offer will remain open for 20 business days from the date of commencement of the Offer, subject to extension in accordance with the terms of the Merger Agreement.
The consummation of the Offer is subject to customary closing conditions, including, among other things, the valid tender of shares of Key Common Stock representing at least a majority of the total outstanding shares of Key Common Stock, determined on a fully diluted basis and other conditions to the Offer set forth in Annex I to the Merger Agreement. The consummation of the Offer is not subject to any financing condition.
Key Technology has granted Merger Sub an irrevocable option, exercisable in the event more than at least a majority but less than 90% of the total outstanding shares of Key Common Stock are validly tendered to Merger Sub, to acquire directly from Key Technology at the Offer Price such number of additional shares, aggregating not more than the number of authorized and unissued shares at the time of exercise, that will permit Merger Sub to acquire one share more than 90% of the Key Common Stock. Merger Sub upon exercise of the option will pay for such shares either entirely in cash or by payment of $0.10 per share in cash to Key Technology and delivery of a one-year, full recourse note in the principal amount of $26.65 per share. In the event of the exercise of the option, it is expected the merger will be consummated without a Key Technology shareholder meeting.
Upon the completion of the Offer and any exercise of the option, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Key Technology, with Key Technology continuing as the surviving corporation and thereby becoming a wholly owned subsidiary of Duravant (the "Merger"). In the event the option is exercised, it is expected that the Merger will be governed by Section 60.491 of the Oregon Business Corporation Act and shall be effected by Merger Sub and Key Technology as soon as practicable following the consummation of the Offer.
At the effective time of the Merger (the "Effective Time"), each share of Key Common Stock issued and outstanding will thereupon be canceled and converted automatically into and will thereafter represent the right to receive an amount equal to the Offer Price in cash, without interest, and net of any applicable withholding taxes, payable to the holder thereof on the terms and subject to the conditions set forth in the Merger Agreement.
The Merger Agreement also provides that at the Effective Time, each award or right of any kind, contingent or accrued, to receive shares of Key Common Stock (including restricted stock) and any right measured in whole or in part by the value of a number of shares of Key Common Stock (including any right to a cash payment measured in whole or in part based on the value of a number of shares Key Common Stock), granted under any employee or director equity compensation plan, arrangement or agreement of Key Technology, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each right or award, a "Key Stock-Based Award"), shall cease to represent a right or award with respect to the shares of Key Common Stock, shall become fully vested (and any performance-based vesting conditions shall be deemed to have been achieved at the target level of performance) and shall entitle the holder thereof to receive, at the Effective Time, an amount in cash, subject to any withholding tax, equal to the Offer Price in respect of each share of Key Common Stock underlying a particular Key Stock-Based Award. In addition, pursuant to the Merger Agreement, Key Technology will terminate its Restated 1996 Employee Stock Purchase Plan effective as of prior to the Effective Time.
Key Technology, Duravant and Merger Sub have made customary representations, warranties and covenants in the Merger Agreement. Key Technology's covenants include, among other things, covenants regarding the operation of Key Technology's business prior to the Effective Time and covenants restricting the ability of Key Technology to solicit third-party proposals relating to alternative transactions or provide information or enter into discussions in connection with alternative acquisition proposals, subject to certain exceptions to permit the board of directors of Key Technology (the "Key Board") to comply with its fiduciary duties. Notwithstanding the limitations applicable pursuant to the "no-

shop" restrictions set forth in the Merger Agreement, prior to the consummation of the Offer, under specified circumstances the Key Board may change its recommendation in connection with an intervening event that was not known or reasonably foreseeable as of the date of the Merger Agreement, or in connection with an alternative acquisition proposal that does not result from breach of the "no-shop" restrictions and that the Key Board determines in good faith constitutes a superior proposal (in which latter case Key Technology may also terminate the Merger Agreement to enter into an agreement with respect to such superior proposal upon payment of the termination fee, as discussed below). Before the Key Board may change its recommendation in connection with a superior proposal, or terminate the Merger Agreement to accept a superior proposal, Key Technology must provide Duravant with a four-business-day match right, subject to an additional two-business-day match right in the event of a material change to such superior proposal or to any alternative acquisition proposal the Key Board no longer considers to be a superior proposal.
The Merger Agreement also includes customary termination provisions for both Key Technology and Duravant and provides that, in connection with the termination of the Merger Agreement, under certain circumstances, Key Technology may be obligated to pay Duravant a termination fee of $7.0 million, including due to termination of the Merger Agreement by Key Technology to accept a superior proposal, and Duravant may be obligated to pay Key Technology a termination fee of $7.0 million due to the valid termination of the Merger Agreement by Key Technology if Merger Sub fails to accept for payment all shares of Key Common Stock validly tendered pursuant to the Offer in accordance with the terms of the Merger Agreement within five business days following the date on which Merger Sub was obligated to accept for payment such shares.
Each party is required to use its reasonable best efforts to satisfy the closing conditions relating to required governmental or third-party consents as promptly as practicable.
The foregoing summary of the Merger Agreement, the Offer and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.
The Merger Agreement has been attached hereto pursuant to applicable rules and regulations of the Securities and Exchange Commission (the "SEC") in order to provide investors and shareholders with information regarding its terms. However, it is not intended to provide any other factual information about Key Technology, Duravant, their respective subsidiaries and affiliates, or any other party. In particular, the representations, warranties and covenants contained in the Merger Agreement have been made only for the purpose of the Merger Agreement and, as such, are intended solely for the benefit of the parties to the Merger Agreement. In many cases, these representations, warranties and covenants are made as of specific dates, subject to limitations agreed upon by the parties and qualified by certain disclosures exchanged by the parties in connection with the execution of the Merger Agreement. Furthermore, many of the representations and warranties in the Merger Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about Key Technology, Duravant, their respective subsidiaries and affiliates or any other party. Likewise, any references to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or shareholders. Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement and these changes may not be fully reflected in Key Technology's public disclosures.
AS A RESULT OF THE FOREGOING, INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED NOT TO RELY ON THE REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN THE MERGER AGREEMENT, OR ON ANY DESCRIPTIONS THEREOF, AS ACCURATE CHARACTERIZATIONS OF THE STATE OF FACTS OR CONDITION OF KEY TECHNOLOGY OR ANY OTHER PARTY.
Additional Information
The Offer described in this Current Report on Form 8-K and the documents attached hereto has not yet commenced. This Current Report on Form 8-K and the documents attached hereto are provided for informational purposes only and do not constitute an offer to purchase or the solicitation of an offer to sell any securities. At the time the Offer is commenced, Merger Sub intends to file with the SEC a Tender Offer Statement on Schedule TO containing an offer to purchase, a form of letter of transmittal and other documents relating to the tender offer, and Key Technology intends to file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Merger Sub and Key Technology intend to mail these documents to the Key Technology shareholders. Investors and shareholders should read those filings carefully as they will contain important information about the tender offer. Those documents will be able to be obtained (when available) without charge at the SEC's website at www.sec.gov. The offer to purchase and related materials may also be obtained (when available) for free by contacting the information agent for the tender offer.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K and documents attached hereto contain forward-looking information related to Key Technology, Duravant and the proposed acquisition of Key Technology by Duravant that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as "believes," "plans," "anticipates," "projects," "estimates," "expects," "intends," "strategy," "future," "opportunity," "may," "will," "should," "could," "potential," or similar expressions. Forward-looking statements in this document include, among other things, statements about the potential benefits of the proposed acquisition, anticipated earnings accretion and growth rates, Key Technology's and Duravant's plans, objectives, expectations and intentions, the financial condition, results of operations and business of Key Technology and Duravant, Key Technology's and Duravant's products, and the anticipated timing of closing of the acquisition. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as to how many of Key Technology's shareholders will tender their shares in the tender offer and the possibility that the acquisition does not close; risks relating to the possibility that a competing proposal will be made; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; competitive developments; and other risks and uncertainties discussed in Key Technology's filings with the SEC, including the "Risk Factors" and "Information Concerning Forward-Looking Statements" sections of Key Technology's most recent annual report on Form 10-K. You can obtain copies of Key Technology's filings with the SEC for free at the SEC's website (www.sec.gov). Other factors that may cause actual results to differ materially include those that will be set forth in the Tender Offer Statement on Schedule TO, the Solicitation/Recommendation Statement on Schedule 14D-9 and other tender offer documents filed by Key Technology and Merger Sub. All forward-looking statements in this announcement are qualified in their entirety by this cautionary statement.
Many of these factors are beyond Key Technology's and Duravant's control. Unless otherwise required by applicable law, Key Technology and Duravant disclaim any intention or obligation to update forward-looking statements contained in this document as the result of new information or future events or developments.

Item 3.02    Unregistered Sales of Equity Securities
The information set forth under Item 1.01 regarding the option granted by Key Technology to Duravant is incorporated into this Item 3.02 by reference. The option was issued, and the shares issuable upon exercise of the option if exercised, will be issued, without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemption from registration set forth in Section 4(a)(2) of the Securities Act.

Item 8.01    Other Events.
On January 25, 2018, Key Technology and Duravant issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

2.1*Agreement and Plan of Merger dated January 25, 2018, by and among Duravant LLC, Cascade Merger Sub, Inc. and Key Technology, Inc.
99.1Press Release, dated January 25, 2018.

*Schedules to the Agreement and Plan of Merger, other than Exhibit A and Annex I, have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any omitted schedule to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ Jeffrey T. Siegal
Jeffrey T. Siegal
Senior Vice President and Chief Financial Officer

Date: January 31, 2018